SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2006
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     The information set forth in Item 5.02, “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” is incorporated herein by reference.
Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On June 30, 2006, Celanese Corporation (the “Company”) announced that Andreas Pohlmann, Executive Vice President and Chief Administrative Officer, has resigned his employment with the Company and its subsidiaries, effective December 31, 2006.
     In connection with Mr. Pohlmann’s voluntary and amicable resignation, the Company and Celanese AG (“CAG”), the Company’s subsidiary, have entered into an agreement (the “Agreement”) dated as of June 30, 2006 with Andreas Pohlmann, Executive Vice President and Chief Administrative Officer of the Company and Chairman of the Management Board of Directors of CAG. The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Under the terms of the Agreement, Mr. Pohlmann will terminate his employment and resign from his positions effective December 31, 2006. A successor to each of the positions has not yet been named. Mr. Pohlmann has agreed to be available after the termination to assist the Company on certain matters. The Agreement provides that he will be paid his salary until December 31, 2007 and will be paid his 2007 target bonus of 80% of his base salary on December 31, 2007, consistent with Mr. Pohlmann’s Employment Agreement. The Employment Agreement was attached as Exhibit 10.28 of the Company’s 10-K filed with the SEC on March 31, 2005. Mr. Pohlmann will also receive his 2006 bonus as provided in his Employment Agreement, and his management incentive bonus of $927,500 as provided in his Bonus Award Letter dated February 23, 2005. The Bonus Award Letter was attached as Exhibit 10.30 of the Company’s Form 10-K filed with the SEC on March 31, 2005. Pursuant to the terms of the Company’s Deferred Compensation Plan, Mr. Pohlmann will be paid $5,198,614 for his 2005 entitlement and $5,198,614 for his 2006 entitlement subject to the Company meeting certain EBIDTA and cash flow targets. The Deferred Compensation Plan was attached as Exhibit 10.21 of the Company’s S-1 filed with the SEC on January 3, 2005. The above description of the Agreement, as well as the transactions contemplated by the Agreement, are not complete and are qualified in their entirety by reference to the attached exhibit.
Item 9.01 Financial Statements and Exhibits.
     Exhibits

Exhibit Number	Description

10.1	Agreement dated June 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Steven M. Sterin
	Name:	Steven M. Sterin
	Title:	Vice President and Corporate Controller

Date: June 30, 2006

Exhibit Index

Exhibit Number	Description

10.1	Agreement dated June 30, 2006